                                                                     EXHIBIT 4.2

                                    INDENTURE

                           DATED AS OF AUGUST 1, 2005

                                 ---------------

                           THE DETROIT EDISON COMPANY
                   (2000 2nd Avenue, Detroit, Michigan 48226)

                                       TO

                 J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
                  (Successor to Bank One, National Association)
                 (611 Woodward Avenue, Detroit, Michigan 48226)

                                   AS TRUSTEE

                                 ---------------

                   SUPPLEMENTAL TO MORTGAGE AND DEED OF TRUST
                           DATED AS OF OCTOBER 1, 1924

                                  PROVIDING FOR

                    (A) GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2005 SERIES DT,

                                       AND

                          (B) RECORDING AND FILING DATA

                               TABLE OF CONTENTS*

                                                                                             PAGE
                                                                                             ----
PARTIES...................................................................................     3
RECITALS..................................................................................     3
      Original Indenture and Supplementals................................................     3
      Issue of Bonds Under Indenture......................................................     3
      Bonds Heretofore Issued.............................................................     4
      Reason for Creation of New Series...................................................    12
      Bonds to be 2005 Series DT..........................................................    12
      Further Assurance...................................................................    12
      Authorization of Supplemental Indenture.............................................    12
      Consideration for Supplemental Indenture............................................    13
PART I.  CREATION OF THREE HUNDRED FORTY-THIRD SERIES OF BONDS, GENERAL AND
         REFUNDING MORTGAGE BONDS, 2005 SERIES DT.........................................    13
      Sec. 1. Terms of Bonds of 2005 Series DT............................................    13
      Sec. 2. Release.....................................................................    16
      Sec. 3. Redemption of Bonds of 2005 Series DT.......................................    16
      Sec. 4. Redemption of Bonds of 2005 Series DT in Event of Acceleration of
              Notes or in Event of Redemption of Notes Upon Acceleration of
              Strategic Fund Bonds........................................................    16
      Sec. 5. Form of Bonds of 2005 Series DT.............................................    17
              Form of Trustee's Certificate...............................................    21
PART II. RECORDING AND FILING DATA........................................................    22
      Recording and Filing of Original Indenture..........................................    22
      Recording and Filing of Supplemental Indentures.....................................    22
      Recording of Certificates of Provision for Payment..................................    26
PART III. THE TRUSTEE.....................................................................    27
      Terms and Conditions of Acceptance of Trust by Trustee..............................    27
PART IV. MISCELLANEOUS....................................................................    27
      Confirmation of Section 318(c) of Trust Indenture Act...............................    27
      Execution in Counterparts...........................................................    27
      Testimonium.........................................................................    27
      Execution by Company................................................................    28
      Acknowledgment of Execution by Company..............................................    29
      Execution by Trustee................................................................    30
      Acknowledgment of Execution by Trustee..............................................    31
      Affidavit as to Consideration and Good Faith........................................    32

---------------
* This Table of Contents shall not have any bearing upon the interpretation of any of the terms or provisions of this Indenture.

PARTIES. SUPPLEMENTAL INDENTURE, dated as of the 1st day of August, in the year 2005, between THE DETROIT EDISON COMPANY, a corporation organized and existing under the laws of the State of Michigan and a public utility (hereinafter called the "Company"), party of the first part, and J.P. Morgan Trust Company, National Association (successor to Bank One, National Association), a trust company organized and existing under the laws of the United States, having a corporate trust office at 611 Woodward Avenue, Detroit, Michigan 48226, as successor Trustee under the Mortgage and Deed of Trust hereinafter mentioned (hereinafter called the "Trustee"), party of the second part.

ORIGINAL        WHEREAS, the Company has heretofore executed and delivered its
INDENTURE AND   Mortgage and Deed of Trust (hereinafter referred to as the
SUPPLEMENTALS.  "Original Indenture"), dated as of October 1, 1924, to the
                Trustee, for the security of all bonds of the Company outstanding thereunder, and pursuant to the terms and provisions of the Original Indenture, indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1, 1931, June 1, 1931,
                October 1, 1932, September 25, 1935, September 1, 1936, November
                1, 1936, February 1, 1940, December 1, 1940, September 1, 1947,
                March 1, 1950, November 15, 1951, January 15, 1953, May 1, 1953,
                March 15, 1954, May 15, 1955, August 15, 1957, June 1, 1959,
                December 1, 1966, October 1, 1968, December 1, 1969, July 1,
                1970, December 15, 1970, June 15, 1971, November 15, 1971,
                January 15, 1973, May 1, 1974, October 1, 1974, January 15,
                1975, November 1, 1975, December 15, 1975, February 1, 1976,
                June 15, 1976, July 15, 1976, February 15, 1977, March 1, 1977,
                June 15, 1977, July 1, 1977, October 1, 1977, June 1, 1978,
                October 15, 1978, March 15, 1979, July 1, 1979, September 1,
                1979, September 15, 1979, January 1, 1980, April 1, 1980, August
                15, 1980, August 1, 1981, November 1, 1981, June 30, 1982,
                August 15, 1982, June 1, 1983, October 1, 1984, May 1, 1985, May
                15, 1985, October 15, 1985, April 1, 1986, August 15, 1986,
                November 30, 1986, January 31, 1987, April 1, 1987, August 15,
                1987, November 30, 1987, June 15, 1989, July 15, 1989, December
                1, 1989, February 15, 1990, November 1, 1990, April 1, 1991, May
                1, 1991, May 15, 1991, September 1, 1991, November 1, 1991,
                January 15, 1992, February 29, 1992, April 15, 1992, July 15,
                1992, July 31, 1992, November 30, 1992, December 15, 1992,
                January 1, 1993, March 1, 1993, March 15, 1993, April 1, 1993,
                April 26, 1993, May 31, 1993, June 30, 1993, June 30, 1993,
                September 15, 1993, March 1, 1994, June 15, 1994, August 15,
                1994, December 1, 1994, August 1, 1995, August 1, 1999, August
                15, 1999 and January 1, 2000, April 15, 2000, August 1, 2000,
                March 15, 2001, May 1, 2001, August 15, 2001, September 15,
                2001, September 17, 2002, October 15, 2002, December 1, 2002,
                August 1, 2003, March 15, 2004, July 1, 2004, February 1, 2005
                and April 1, 2005 supplemental to the Original Indenture, have heretofore been entered into between the Company and the Trustee
                (the Original Indenture and all indentures supplemental thereto together being hereinafter sometimes referred to as the "Indenture"); and

ISSUE OF BONDS  WHEREAS, the Indenture provides that said bonds shall be
UNDER           issuable in one or more series, and makes provision that the
INDENTURE.      rates of interest and dates for the payment thereof, the date of maturity or dates of maturity, if of serial maturity, the terms and rates of optional redemption (if redeemable), the forms of registered bonds without coupons of any series and any other provisions and agreements in respect thereof, in the Indenture provided and permitted, as the

                Board of Directors may determine, may be expressed in a supplemental indenture to be made by the Company to the Trustee thereunder; and

BONDS           WHEREAS, bonds in the principal amount of Eleven billion two
HERETOFORE      hundred twenty-three million six hundred twenty-seven thousand
ISSUED.         ($11,223,627,000) have heretofore been issued under the
                Indenture as follows, viz:

     (1)        Bonds of                --  Principal Amount $26,016,000,
                Series A

     (2)        Bonds of                --  Principal Amount $23,000,000,
                Series B

     (3)        Bonds of                --  Principal Amount $20,000,000,
                Series C

     (4)        Bonds of                --  Principal Amount $50,000,000,
                Series D

     (5)        Bonds of                --  Principal Amount $15,000,000,
                Series E

     (6)        Bonds of                --  Principal Amount $49,000,000,
                Series F

     (7)        Bonds of                --  Principal Amount $35,000,000,
                Series G

     (8)        Bonds of                --  Principal Amount $50,000,000,
                Series H

     (9)        Bonds of                --  Principal Amount $60,000,000,
                Series I

     (10)       Bonds of                --  Principal Amount $35,000,000,
                Series J

     (11)       Bonds of                --  Principal Amount $40,000,000,
                Series K

     (12)       Bonds of                --  Principal Amount $24,000,000,
                Series L

     (13)       Bonds of                --  Principal Amount $40,000,000,
                Series M

     (14)       Bonds of                --  Principal Amount $40,000,000,
                Series N

     (15)       Bonds of                --  Principal Amount $60,000,000,
                Series O

     (16)       Bonds of                --  Principal Amount $70,000,000,
                Series P

     (17)       Bonds of                --  Principal Amount $40,000,000,
                Series Q

     (18)       Bonds of                --  Principal Amount $50,000,000,
                Series W

     (19)       Bonds of                --  Principal Amount $100,000,000,
                Series AA

     (20)       Bonds of                --  Principal Amount $50,000,000,
                Series BB

     (21)       Bonds of                --  Principal Amount $50,000,000,
                Series CC

     (22)       Bonds of                --  Principal Amount $100,000,000,
                Series UU

     (23-31)    Bonds of                --  Principal Amount $14,305,000,
                Series DDP
                Nos. 1-9

     (32-45)    Bonds of                --  Principal Amount $45,600,000,
                Series FFR
                Nos. 1-14

     (46-67)    Bonds of                --  Principal Amount $42,300,000,
                Series GGP
                Nos. 1-22

     (68)       Bonds of                --  Principal Amount $50,000,000,
                Series HH

     (69-90)    Bonds of                --  Principal Amount $3,750,000,
                Series IIP
                Nos. 1-22

     (91-98)    Bonds of                --  Principal Amount $6,850,000,
                Series JJP
                Nos. 1-8

     (99-107)   Bonds of                --  Principal Amount $34,890,000,
                Series KKP
                Nos. 1-9

     (108-122)  Bonds of                --  Principal Amount $8,850,000,
                Series LLP
                Nos. 1-15

     (123-143)  Bonds of                --  Principal Amount $47,950,000,
                Series NNP
                Nos. 1-21

     (144-161)  Bonds of                --  Principal Amount $18,880,000,
                Series OOP
                Nos. 1-18

     (162-180)  Bonds of                --  Principal Amount $13,650,000,
                Series QQP
                Nos. 1-19

     (181-195)  Bonds of                --  Principal Amount $3,800,000,
                Series TTP
                Nos. 1-15

     (196)      Bonds of 1980           --  Principal Amount $50,000,000,
                Series A

     (197-221)  Bonds of 1980           --  Principal Amount $35,000,000,
                Series CP
                Nos. 1-25

     (222-232)  Bonds of 1980           --  Principal Amount $10,750,000,
                Series DP
                Nos. 1-11

     (233-248)  Bonds of 1981           --  Principal Amount $124,000,000,
                Series AP
                Nos. 1-16

     (249)      Bonds of 1985           --  Principal Amount $35,000,000,
                Series A

     (250)      Bonds of 1985           --  Principal Amount $50,000,000,
                Series B

     (251)      Bonds of                --  Principal Amount $70,000,000,
                Series PP

     (252)      Bonds of                --  Principal Amount $70,000,000,
                Series RR

     (253)      Bonds of                --  Principal Amount $50,000,000,
                Series EE

     (254-255)  Bonds of                --  Principal Amount $5,430,000,
                Series MMP and
                MMP No. 2

     (256)      Bonds of                --  Principal Amount $75,000,000,
                Series T

     (257)      Bonds of                --  Principal Amount $75,000,000,
                Series U

     (258)      Bonds of 1986           --  Principal Amount $100,000,000,
                Series B

     (259)      Bonds of 1987           --  Principal Amount $250,000,000,
                Series D

     (260)      Bonds of 1987           --  Principal Amount $150,000,000,
                Series E

     (261)      Bonds of 1987           --  Principal Amount $225,000,000,
                Series C

     (262)      Bonds of                --  Principal Amount $100,000,000,
                Series V

     (263)      Bonds of                --  Principal Amount $150,000,000,
                Series SS

     (264)      Bonds of 1980           --  Principal Amount $100,000,000,
                Series B

     (265)      Bonds of 1986           --  Principal Amount $200,000,000,
                Series C

     (266)      Bonds of 1986           --  Principal Amount $200,000,000,
                Series A

     (267)      Bonds of 1987           --  Principal Amount $175,000,000,
                Series B

     (268)      Bonds of                --  Principal Amount $100,000,000,
                Series X

     (269)      Bonds of 1987           --  Principal Amount $200,000,000,
                Series F

     (270)      Bonds of 1987           --  Principal Amount $300,000,000,
                Series A

     (271)      Bonds of                --  Principal Amount $60,000,000,
                Series Y

     (272)      Bonds of                --  Principal Amount $100,000,000,
                Series Z

     (273)      Bonds of 1989           --  Principal Amount $300,000,000,
                Series A

     (274)      Bonds of 1984           --  Principal Amount $2,400,000,
                Series AP

     (275)      Bonds of 1984           --  Principal Amount $7,750,000,
                Series BP

     (276)      Bonds of                --  Principal Amount $100,000,000,
                Series R

     (277)      Bonds of                --  Principal Amount $150,000,000,
                Series S

     (278)      Bonds of 1993           --  Principal Amount $100,000,000,
                Series D

     (279)      Bonds of 1992           --  Principal Amount $50,000,000,
                Series E

     (280)      Bonds of 1993           --  Principal Amount $50,000,000,
                Series B

     (281)      Bonds of 1989           --  Principal Amount $66,565,000,
                Series BP

     (282)      Bonds of 1990           --  Principal Amount $194,649,000,
                Series A

     (283)      Bonds of 1990           --  Principal Amount $0,
                Series D

     (284)      Bonds of 1993           --  Principal Amount $225,000,000,
                Series G

     (285)      Bonds of 1993           --  Principal Amount $160,000,000,
                Series K

     (286)      Bonds of 1991           --  Principal Amount $41,480,000,
                Series EP

     (287)      Bonds of 1993           --  Principal Amount $50,000,000,
                Series H

     (288)      Bonds of 1999           --  Principal Amount $40,000,000,
                Series D

     (289)      Bonds of 1991           --  Principal Amount $98,375,000,
                Series FP

     (290)      Bonds of 1992           --  Principal Amount $20,975,000,
                Series BP

     (291)      Bonds of 1992           --  Principal Amount $300,000,000,
                Series D

     (292)      Bonds of 1992           --  Principal Amount $35,000,000,
                Series CP

     (293)      Bonds of 1993           --  Principal Amount $225,000,000,
                Series C

     (294)      Bonds of 1993           --  Principal Amount $400,000,000,
                Series E

     (295)      Bonds of 1993           --  Principal Amount $300,000,000,
                Series J

     (296-301)  Bonds of Series KKP     --  Principal Amount $179,590,000,
                Nos. 10-15

     (302)      Bonds of 1989 Series    --  Principal Amount $36,000,000,
                BP No. 2

     (303)      Bonds of 1993 Series    --  Principal Amount $5,685,000,
                FP

     (304)      Bonds of 1993 Series    --  Principal Amount $5,825,000,
                IP

     (305)      Bonds of 1994 Series    --  Principal Amount $7,535,000,
                AP

     (306)      Bonds of 1994 Series    --  Principal Amount $12,935,000,
                BP

     (307)      Bonds of 1994           --  Principal Amount $23,700,000,
                Series DP

     (308)      Bonds of 1994           --  Principal Amount $200,000,000, and
                Series C

     (309)      Bonds of 2000           --  Principal Amount $220,000,000;
                Series A

                all of which have either been retired and cancelled, or no longer represent obligations of the Company, having matured or having been called for redemption and funds necessary to effect the payment, redemption and retirement thereof having been deposited with the Trustee as a special trust fund to be applied for such purpose;

     (310) Bonds of 1990 Series B in the principal amount of Two hundred fifty-six million nine hundred thirty-two thousand dollars ($256,932,000) of which One hundred fifty-two million two hundred fifty-six thousand dollars ($152,256,000) principal amount havetofore been retired and One hundred and four million six hundred seventy-six thousand dollars ($104,676,000) principal amount are outstanding at the date hereof;

     (311) Bonds of 1990 Series C in the principal amount of Eighty-five million four hundred seventy-five thousand dollars ($85,475,000) of which Fifty-four million seven hundred and four thousand dollars ($54,704,000) principal amount have heretofore been retired and Thirty million seven hundred seventy-one thousand dollars ($30,771,000) principal amount are outstanding at the date hereof;

     (312)      INTENTIONALLY RESERVED FOR 1990 SERIES E;

     (313)      INTENTIONALLY RESERVED FOR 1990 SERIES F;

     (314) Bonds of 1991 Series AP in the principal amount of Thirty-two million three hundred seventy-five thousand dollars ($32,375,000), all of which are outstanding at the date hereof;

     (315) Bonds of 1991 Series BP in the principal amount of Twenty-five million nine hundred ten thousand dollars ($25,910,000), all of which are outstanding at the date hereof;

     (316) Bonds of 1991 Series CP in the principal amount of Thirty-two million eight hundred thousand dollars ($32,800,000), all of which are outstanding at the date hereof;

     (317) Bonds of 1991 Series DP in the principal amount of Thirty-seven million six hundred thousand dollars ($37,600,000), all of which are outstanding at the date hereof;

     (318) Bonds of 1992 Series AP in the principal amount of Sixty-six million dollars ($66,000,000), all of which are outstanding at the date hereof;

     (319) Bonds of 1993 Series AP in the principal amount of Sixty-five million dollars ($65,000,000), all of which are outstanding at the date hereof;

     (320) Bonds of 1995 Series AP in the principal amount of Ninety-seven million dollars ($97,000,000), all of which are outstanding at the date hereof;

     (321) Bonds of 1995 Series BP in the principal amount of Twenty-two million, one hundred seventy-five thousand dollars ($22,175,000), all of which are outstanding at the date hereof;

     (322) Bonds of 1999 Series AP in the principal amount of One hundred eighteen million three hundred sixty thousand dollars ($118,360,000), all of which are outstanding at the date hereof;

     (323) Bonds of 1999 Series BP in the principal amount of Thirty-nine million seven hundred forty-five thousand dollars ($39,745,000), all of which are outstanding of the date hereof;

     (324) Bonds of 1999 Series CP in the principal amount of Sixty-six million five hundred sixty-five thousand dollars ($66,565,000), all of which are outstanding at the date hereof;

     (325) Bonds of 2000 Series B in the principal amount of Fifty million seven hundred forty-five thousand dollars ($50,745,000), all of which are outstanding at the date hereof;

     (326) Bonds of 2001 Series AP in the principal amount of Thirty-one million ($31,000,000), all of which are outstanding at the date hereof;

     (327) Bonds of 2001 Series BP in the principal amount of Eighty-two million three hundred fifty thousand ($82,350,000), all of which are outstanding at the date hereof;

     (328) Bonds of 2001 Series CP in the principal amount of One hundred thirty-nine million eight hundred fifty-five thousand dollars ($139,855,000), all of which are outstanding at the date hereof;

     (329) Bonds of 2001 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

     (330) Bonds of 2001 Series E in the principal amount of Five hundred million dollars ($500,000,000), all of which are outstanding at the date hereof;

     (331) Bonds of 2002 Series A in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

     (332) Bonds of 2002 Series B in the principal amount of Two hundred twenty-five million dollars ($225,000,000), all of which are outstanding at the date hereof;

     (333) Bonds of 2002 Series C in the principal amount of Sixty-four million three hundred thousand dollars ($64,300,000), all of which are outstanding at the date hereof;

     (334) Bonds of 2002 Series D in the principal amount of Fifty-five million nine hundred seventy-five thousand dollars ($55,975,000), all of which are outstanding at the date hereof;

     (335) Bonds of 2003 Series A in the principal amount of Forty-nine million dollars ($49,000,000), all of which are outstanding at the date hereof;

     (336) Bonds of 2004 Series A in the principal amount of Thirty-six million dollars ($36,000,000), all of which are outstanding at the date hereof;

     (337) Bonds of 2004 Series B in the principal amount of Thirty-one million nine hundred eighty thousand dollars ($31,980,000), all of which are outstanding at the date hereof;

     (338) Bonds of 2004 Series D in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

     (339) Bonds of 2005 Series A in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

     (340) Bonds of 2005 Series B in the principal amount of Two hundred million dollars ($200,000,000), all of which are outstanding at the date hereof;

     (341)      INTENTIONALLY RESERVED FOR 2005 SERIES AR; and

     (342)      INTENTIONALLY RESERVED FOR 2005 SERIES BR;

                accordingly, the Company has issued and has presently outstanding Three billion thirty million one hundred eighty-two thousand dollars ($3,030,182,000) aggregate principal amount of its General and Refunding Mortgage Bonds (the "Bonds") at the date hereof.

REASON FOR      WHEREAS, the Company intends to issue a series of Notes under
CREATION OF     the Note Indenture herein referred to, and, pursuant to the Note
NEW SERIES.     Indenture, in order to secure its obligations to XL Capital
                Assurance Inc., an insurance company incorporated under the laws of the State of New York (the "Insurer"), under the Insurance
                Agreement dated as of August 1, 2005 (the "Insurance Agreement") among the Company, the Insurer and the Strategic Fund Bond
                Trustee relating to the financial guaranty insurance policy issued by the Insurer with respect to the Michigan Strategic
                Fund Variable Rate Limited Obligation Refunding Revenue Bonds
                (The Detroit Edison Company Exempt Facilities Project), Series
                2005DT (the "Strategic Fund Bonds") being issued under the Trust
                Indenture dated as of August 1, 2005 (the "Strategic Fund
                Indenture") between the Michigan Strategic Fund and J.P. Morgan
                Trust Company, National Association, as trustee (the "Strategic
                Fund Bond Trustee"), and the Company has agreed to issue its General and Refunding Mortgage Bonds under the Indenture in order further to secure its obligations with respect to such Notes; and

BONDS TO BE     WHEREAS, for such purpose the Company desires by this
2005 SERIES     Supplemental Indenture to create a new series of bonds, to be
DT.             designated "General and Refunding Mortgage Bonds, 2005 Series
                DT" in the aggregate principal amount of one hundred nineteen million one hundred seventy-five thousand dollars
                ($119,175,000), to be authenticated and delivered pursuant to
                Section 8 of Article III of the Indenture; and

FURTHER         WHEREAS, the Original Indenture, by its terms, includes in the
ASSURANCE.      property subject to the lien thereof all of the estates and properties, real, personal and mixed, rights, privileges and franchises of every nature and kind and wheresoever situate, then or thereafter owned or possessed by or belonging to the Company or to which it was then or at any time thereafter might be entitled in law or in equity (saving and excepting, however, the property therein specifically excepted or released from the lien thereof), and the Company therein covenanted that it would, upon reasonable request, execute and deliver such further instruments as may be necessary or proper for the better assuring and confirming unto the Trustee all or any part of the trust estate, whether then or thereafter owned or acquired by the Company (saving and excepting, however, property specifically excepted or released from the lien thereof); and

AUTHORIZATION   WHEREAS, the Company in the exercise of the powers and authority
OF              conferred upon and reserved to it under and by virtue of the
SUPPLEMENTAL    provisions of the Indenture, and pursuant to resolutions of its
INDENTURE.      Board of Directors has duly resolved and determined to make, execute and deliver to the Trustee a supplemental indenture in the form hereof for the purposes herein provided; and

                WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid and legally binding instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

CONSIDERATION   NOW, THEREFORE, THIS INDENTURE WITNESSETH: That The Detroit
FOR             Edison Company, in consideration of the premises and of the
SUPPLEMENTAL    covenants contained in the Indenture and of the sum of One
INDENTURE.      Dollar ($1.00) and other good and valuable consideration to it duly paid by the Trustee at or before the ensealing and delivery of these presents, the receipt whereof is hereby acknowledged, hereby covenants and agrees to and with the Trustee and its successors in the trusts under the Original Indenture and in said indentures supplemental thereto as follows:

                                     PART I.

                      CREATION OF THREE HUNDRED FORTY-THIRD
                                SERIES OF BONDS,
                      GENERAL AND REFUNDING MORTGAGE BONDS,
                                 2005 SERIES DT

TERMS OF        SECTION 1. The Company hereby creates the three hundred
BONDS OF        forty-third series of bonds to be issued under and secured by
2005 SERIES     the Original Indenture as amended to date and as further amended
DT.             by this Supplemental Indenture, to be designated, and to be distinguished from the bonds of all other series, by the title
                "General and Refunding Mortgage Bonds, 2005 Series DT"
                (elsewhere herein referred to as the "bonds of 2005 Series DT").
                The aggregate principal amount of bonds of 2005 Series DT shall be limited to one hundred nineteen million one hundred seventy-five thousand dollars ($119,175,000), except as provided in Sections 7 and 13 of Article II of the Original Indenture with respect to exchanges and replacements of bonds.

                Subject to the release provisions set forth below, each bond of 2005 Series DT is to be irrevocably assigned to, and registered in the name of, J.P. Morgan Trust Company, National Association, as trustee, or a successor trustee (said trustee or any successor trustee being hereinafter referred to as the "Note Indenture Trustee"), under the collateral trust indenture, dated as of June 30, 1993, as supplemented (the "Note Indenture"), between the Note Indenture Trustee and the Company, to secure payment of the Company's 2005 Series DT Variable Rate Senior Notes due 2029 (for purposes of this Part I, the "Notes").

                The bonds of 2005 Series DT shall be issued as registered bonds without coupons in denominations of a multiple of $1,000. The bonds of 2005 Series DT shall be issued in the aggregate principal amount of $119,175,000, shall mature on August 1, 2029 (subject to earlier redemption or release) and shall bear interest at the rate of interest established for the Strategic Fund Bonds from time to time in accordance with the Strategic Fund Indenture, payable on such dates as interest shall be payable on the Strategic Fund Bonds, until the principal thereof shall have become due and payable and thereafter until the Company's obligation with respect to the payment of said principal shall have been discharged as provided in the Indenture.

                The bonds of 2005 Series DT shall be payable as to principal, premium, if any, and interest as provided in the Indenture, but only to the extent and in the manner herein provided. The bonds of 2005 Series DT shall be payable, both as to principal and interest, at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, in any coin or currency of the United States of America which at the time of payment is legal tender for public and private debts.

                Except as provided herein, each bond of 2005 Series DT shall be dated the date of its authentication and interest shall be payable on the principal represented thereby from the next preceding date to which interest has been paid on bonds of 2005 Series DT, unless the bond is authenticated on a date to which interest has been paid, in which case interest shall be payable from the date of authentication, or unless the date of authentication is prior to the first date on which interest is payable on the Strategic Fund Bonds, in which case interest shall be payable from August 17, 2005.

                The bonds of 2005 Series DT in definitive form shall be, at the election of the Company, fully engraved or shall be lithographed or printed in authorized denominations as aforesaid and numbered 1 and upwards (with such further designation as may be appropriate and desirable to indicate by such designation the form, series and denomination of bonds of 2005 Series DT). Until bonds of 2005 Series DT in definitive form are ready for delivery, the Company may execute, and upon its request in writing the Trustee shall authenticate and deliver in lieu thereof, bonds of 2005 Series DT in temporary form, as provided in Section 10 of Article II of the Indenture. Temporary bonds of 2005 Series DT, if any, may be printed and may be issued in authorized denominations in substantially the form of definitive bonds of 2005 Series DT, but without a recital of redemption prices and with such omissions, insertions and variations as may be appropriate for temporary bonds, all as may be determined by the Company.

                Interest on any bond of 2005 Series DT that is payable on any interest payment date and is punctually paid or duly provided for shall be paid to the person in whose name that bond, or any previous bond to the extent evidencing the same debt as that evidenced by that bond, is registered at the close of business on the regular record date for such interest, which regular record date shall be the record date for the Strategic Fund Bonds with respect to such interest payment date. If the Company shall default in the payment of the interest due on any interest payment date on the principal represented by any bond of 2005 Series DT, such defaulted interest shall forthwith cease to be payable to the registered holder of that bond on the relevant regular record date by virtue of his having been such holder, and such defaulted interest may be paid to the registered holder of that bond (or any bond or bonds of 2005 Series DT issued upon transfer or exchange thereof) on the date of payment of such defaulted interest or, at the election of the Company, to the person in whose name that bond (or any bond or bonds of 2005 Series DT issued upon transfer or exchange thereof) is registered on a subsequent record date established by notice given by mail by or on behalf of the Company to the holders of bonds of 2005 Series DT not less than ten (10) days preceding such subsequent record date, which subsequent record date shall be at least five (5) days prior to the payment date of such defaulted interest.

                Bonds of 2005 Series DT shall not be assignable or transferable except as may be set forth under Section 405 of the Note Indenture or in the supplemental note indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made upon surrender thereof for cancellation at the office or agency of the Company in the Borough of Manhattan, The City and State of New York, together with a written instrument of transfer (if so required by the Company or by the Trustee) in form approved by the Company duly executed by the holder or by its duly authorized attorney. Bonds of 2005 Series DT shall in the same manner be exchangeable for a like aggregate principal amount of bonds of 2005 Series DT upon the terms and conditions specified herein and in Section 7 of
                Article II of the Indenture. The Company waives its rights under
                Section 7 of Article II of the Indenture not to make exchanges or transfers of bonds of 2005 Series DT during any period of ten
                (10) days next preceding any redemption date for such bonds.

                Bonds of 2005 Series DT, in definitive and temporary form, may bear such legends as may be necessary to comply with any law or with any rules or regulations made pursuant thereto or as may be specified in the Note Indenture.

                Upon payment of the principal or premium, if any, or interest on the Notes, whether at maturity or prior to maturity by redemption or otherwise, or upon provision for the payment thereof having been made in accordance with Article V of the
                Note Indenture, bonds of 2005 Series DT in a principal amount equal to the principal amount of such Notes, shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                In the event the Company desires to provide for the payment of bonds of 2005 Series DT, in lieu of defeasing such bonds in accordance with the Indenture, it shall either redeem an equal principal amount of Strategic Fund Bonds or take such action as shall be required by Article VIII of the Strategic Fund Indenture to defease an equal principal amount of the Strategic Fund Bonds. Pursuant to Section 2.03(c) of the Seventeenth Supplemental Indenture to the Note Indenture dated August 1, 2005, such redemption or defeasance shall result in the discharge of the Company's obligation with respect to such Notes and the cancellation thereof which, in accordance with the preceding paragraph, shall result in the discharge of the Company's obligation with respect to the applicable bonds of 2005 Series DT and cancellation thereof.

                Any amount payable by the Company in respect of principal of bonds of 2005 Series DT, whether at maturity or prior to maturity by redemption or upon acceleration or otherwise, in a circumstance where there has not been a corresponding payment of principal of Strategic Fund Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of Strategic Fund Bonds in accordance with the Strategic Fund Indenture. In the event the amount so paid is insufficient to provide for such redemption or defeasance, the Company shall pay such additional amount as shall be necessary to make up for the deficiency.

RELEASE. SECTION 2. From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series DT shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series DT shall be surrendered to and canceled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bonds of 2005 Series DT to be less than the then-outstanding principal amount of the Notes.

REDEMPTION OF BONDS SECTION 3. Bonds of 2005 Series DT shall be redeemed on the OF 2005 SERIES DT. respective dates and in the respective principal amounts which correspond to the redemption dates for, and the principal amounts to be redeemed of, the Notes.

                    In the event the Company elects to redeem any Notes prior to maturity in accordance with the provisions of the Note Indenture and the Insurance Agreement, the Company shall give the Trustee and the Insurer notice of redemption of bonds of 2005 Series DT on the same date as it gives notice of redemption of Notes to the Note Indenture Trustee.

REDEMPTION OF BONDS SECTION 4. In the event of an Event of Default under the
OF 2005 SERIES DT   Note Indenture and the acceleration of all Notes, the bonds
IN EVENT OF         of 2005 Series DT shall be redeemable in whole upon receipt
ACCELERATION OF     by the Trustee of a written demand (hereinafter called a
NOTES OR IN EVENT   "Redemption Demand") from the Note Indenture Trustee stating
OF REDEMPTION OF    that there has occurred under the Note Indenture both an
NOTES UPON          Event of Default and a declaration of acceleration of
ACCELERATION OF     payment of principal, accrued interest and premium, if any,
STRATEGIC FUND      on the Notes, specifying the last date to which interest on
BONDS.              the Notes has been paid (such date being hereinafter
                    referred to as the "Initial Interest Accrual Date") and demanding redemption of the bonds of said series. In addition, in the event of a required redemption of the Notes upon demand of the Insurer prior to the Release Date upon a declaration of acceleration of the payment of the Strategic
                    Fund Bonds, the bonds of 2005 Series DT shall be redeemable in whole upon receipt by the Trustee of a Redemption Demand from the Note Indenture Trustee stating that such redemption of the Notes is required, stating that the redemption price was not paid when due and demanding redemption of the bonds of the 2005 Series DT. The Trustee shall, within five (5) days after receiving such Redemption Demand, mail a copy thereof to the Company marked to indicate the date of its receipt by the Trustee. Promptly upon receipt by the Company of such copy of a Redemption Demand, the Company shall fix a date on which it will redeem the bonds of said series so demanded to be redeemed (hereinafter called the "Demand
                    Redemption Date"). Notice of the date fixed as the Demand
                    Redemption Date shall be mailed by the Company to the Trustee at least ten (10) days prior to such Demand
                    Redemption Date. The date to be fixed by the Company as and for the Demand Redemption Date may be any date up to and including the earlier of (x) the 60th day after receipt by the Trustee of the Redemption Demand or (y) the maturity date of such bonds first occurring following the 20th day after the receipt by the Trustee of the Redemption Demand;
                    provided, however, that if the Trustee shall not have received such notice fixing the Demand Redemption Date on or before the 10th day preceding the earlier of such dates, the Demand Redemption Date shall be deemed to be the earlier of such dates. The Trustee shall mail notice of the Demand Redemption Date (such notice being hereinafter called the "Demand Redemption Notice") to the Note Indenture Trustee not more than ten (10) nor less than five (5) days prior to the Demand Redemption Date.

                    Each bond of 2005 Series DT shall be redeemed by the Company on the Demand Redemption Date therefor upon surrender thereof by the Note Indenture Trustee to the Trustee at a redemption price equal to the principal amount thereof plus accrued interest thereon at the rate specified for such bond from the Initial Interest Accrual Date to the Demand Redemption Date plus an amount equal to the aggregate premium, if any, due and payable on such Demand Redemption Date on all Notes; provided, however, that in the event of a receipt by the Trustee of a notice that, pursuant to Section 602 of the Note Indenture, the Note Indenture Trustee has terminated proceedings to enforce any right under the Note Indenture, then any Redemption Demand shall thereby be rescinded by the Note Indenture Trustee, and no Demand Redemption Notice shall be given, or, if already given, shall be automatically annulled; but no such rescission or annulment shall extend to or affect any subsequent default or impair any right consequent thereon.

                    Anything herein contained to the contrary notwithstanding, the Trustee is not authorized to take any action pursuant to a Redemption Demand and such Redemption Demand shall be of no force or effect, unless it is executed in the name of the
                    Note Indenture Trustee by its President or one of its Vice Presidents.

FORM                SECTION 5. The bonds of 2005 Series DT and the form of
OF BONDS OF         Trustee's Certificate to be endorsed on such bonds shall be
2005 SERIES DT.     substantially in the following forms, respectively:

                                      THE DETROIT EDISON COMPANY
                                 GENERAL AND REFUNDING MORTGAGE BOND
                                           2005 SERIES DT

                    Notwithstanding any provisions hereof or in the Indenture, this bond is not assignable or transferable except as may be required to effect a transfer to any successor trustee under the Collateral Trust Indenture, dated as of June 30, 1993, as amended, and as further supplemented as of August 1, 2005, between The Detroit Edison Company and J.P. Morgan Trust Company, National Association, as Note Indenture Trustee, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under said Indenture.

                          $119,175,000                      No. R-1

                    THE DETROIT EDISON COMPANY (hereinafter called the "Company"), a corporation of the State of Michigan, for value received, hereby promises to pay to J.P. Morgan Trust Company, National Association, as Note Indenture Trustee, or registered assigns, at the Company's office or agency in the Borough of Manhattan, the City and State of New York, the principal sum of One Hundred Nineteen Million One Hundred Seventy-five Thousand Dollars ($119,175,000) in lawful money of the United States of America on August 1, 2029 (subject to earlier redemption or release) and interest thereon at the rate of interest established for the Strategic Fund Bonds from time to time in accordance with the Strategic Fund Indenture, in like lawful money, from August 17, 2005, and after the first payment of interest on bonds of this Series has been made or otherwise provided for, from the most recent date to which interest has been paid or otherwise provided for, on such dates as interest shall be payable on the Strategic Fund Bonds, until the Company's obligation with respect to payment of said principal shall have been discharged, all as provided, to the extent and in the manner specified in the Indenture hereinafter mentioned and in the supplemental indenture pursuant to which this bond has been issued.

                    Under a Collateral Trust Indenture, dated as of June 30, 1993, as amended and as further supplemented as of August 1, 2005 (hereinafter called the "Note Indenture"), between the Company and J.P. Morgan Trust Company, National Association, as trustee (hereinafter called the "Note Indenture Trustee"), the Company has issued its 2005 Series DT Variable Rate Senior Notes due 2029 (the "Notes"). This bond was originally issued to the Note Indenture Trustee so as to secure the payment of the Notes. Payments of principal of, or premium, if any, or interest on, the Notes shall constitute like payments on this bond as further provided herein and in the supplemental indenture pursuant to which this bond has been issued.

                    The Notes were issued to XL Capital Assurance Inc., an insurance company incorporated under the laws of the State of New York (the "Insurer"), to secure the Company's obligations to the Insurer under the Insurance Agreement dated August 1, 2005 (the "Insurance Agreement") among the Company, the Insurer and the Strategic Fund Bond Trustee relating to Financial Guaranty Insurance Policy No. CA02313A issued by the Insurer with respect to the Michigan Strategic Fund Variable Rate Limited Obligation Refunding Revenue Bonds (The Detroit Edison Company Exempt Facilities Project), Series 2005DT (the "Strategic Fund Bonds") which are issued under the Trust Indenture dated as of August 1, 2005 (the "Strategic Fund Indenture") between the Michigan Strategic Fund and J.P. Morgan Trust Company, National Association, as trustee (the "Strategic Fund Bond Trustee").

                    This bond is one of an authorized issue of bonds of the Company, unlimited as to amount except as provided in the Indenture hereinafter mentioned or any indentures supplemental thereto, and is one of a series of General and Refunding Mortgage Bonds known as 2005 Series DT, limited to an aggregate principal amount of $119,175,000, except as otherwise provided in the Indenture hereinafter mentioned. This bond and all other bonds of said series are issued and to be issued under, and are all equally and ratably secured (except insofar as any sinking, amortization, improvement or analogous fund, established in accordance with the provisions of the Indenture hereinafter mentioned, may afford additional security for the bonds of any particular series and except as provided in Section 3 of Article VI of said Indenture) by an Indenture, dated as of October 1, 1924, duly executed by the Company to J. P. Morgan Trust Company, National Association, as successor in interest to Bank One, National Association, as Trustee, to which Indenture and all indentures supplemental thereto (including the Supplemental Indenture dated as of August 1, 2005) reference is hereby made for a description of the properties and franchises mortgaged and conveyed, the nature and extent of the security, the terms and conditions upon which the bonds are issued and under which additional bonds may be issued, and the rights of the holders of the bonds and of the Trustee in respect of such security (which Indenture and all indentures supplemental thereto, including the Supplemental Indenture dated as of August 1, 2005, are hereinafter collectively called the "Indenture"). As provided in the Indenture, said bonds may be for various principal sums and are issuable in series, which may mature at different times, may bear interest at different rates and may otherwise vary as in said Indenture provided. With the consent of the Company and to the extent permitted by and as provided in the Indenture, the rights and obligations of the Company and of the holders of the bonds and the terms and provisions of the Indenture, or of any indenture supplemental thereto, may be modified or altered in certain respects by affirmative vote of at least eighty-five percent (85%) in amount of the bonds then outstanding, and, if the rights of one or more, but less than all, series of bonds then outstanding are to be affected by the action proposed to be taken, then also by affirmative vote of at least eighty-five percent (85%) in amount of the series of bonds so to be affected (excluding in every instance bonds disqualified from voting by reason of the Company's interest therein as specified in the Indenture); provided, however, that, without the consent of the holder hereof, no such modification or alteration shall, among other things, affect the terms of payment of the principal of or the interest on this bond, which in those respects is unconditional.

                    This bond is redeemable prior to the Release Date upon the terms and conditions set forth in the Indenture, including provision for redemption upon demand of the Note Indenture Trustee following the occurrence of an Event of Default under the Note Indenture and the acceleration of the principal of the Notes and including provision for redemption upon demand of the Note Indenture Trustee in the event of a required redemption of the Notes following a declaration of acceleration of the Strategic Fund Bonds and payment by the Insurer of the accelerated principal of the Strategic Fund Bonds, such demand stating that such redemption of the Notes is required, stating that the redemption price thereof was not paid when due and demanding redemption of this bond.

                    Under the Indenture, funds may be deposited with the Trustee (which shall have become available for payment), in advance of the redemption date of any of the bonds of 2005 Series DT (or portions thereof), in trust for the redemption of such bonds (or portions thereof) and the interest due or to become due thereon, and thereupon all obligations of the Company in respect of such bonds (or portions thereof) so to be redeemed and such interest shall cease and be discharged, and the holders thereof shall thereafter be restricted exclusively to such funds for any and all claims of whatsoever nature on their part under the Indenture or with respect to such bonds (or portions thereof) and interest. In the event the Company desires to provide for the payment of bonds of 2005 Series DT, in lieu of defeasing such bonds in accordance with the Indenture, the Company shall either redeem an equal principal amount of Strategic Fund Bonds or take such action as shall be required by the Strategic Fund Indenture to defease an equal principal amount of Strategic Fund Bonds.

                    In case an event of default, as defined in the Indenture, shall occur, the principal of all the bonds issued thereunder may become or be declared due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                    Any amount payable by the Company in respect of principal of bonds of 2005 Series DT, whether at maturity or prior to maturity by redemption or otherwise, in a circumstance where there has not been a corresponding payment of principal of Strategic Fund Bonds shall be applied simultaneously to the redemption or defeasance of an equal principal amount of Strategic Fund Bonds in accordance with the Strategic Fund Indenture.

                    Upon payment of the principal of, or premium, if any, or interest on, the Notes, whether at maturity or prior to maturity by redemption or otherwise or upon provision for the payment thereof having been made in accordance with
                    Article V of the Note Indenture, bonds of 2005 Series DT in a principal amount equal to the principal amount of such Notes, and having both a corresponding maturity date and interest rate shall, to the extent of such payment of principal, premium or interest, be deemed fully paid and the obligation of the Company thereunder to make such payment shall forthwith cease and be discharged, and, in the case of the payment of principal and premium, if any, such bonds of said series shall be surrendered for cancellation or presented for appropriate notation to the Trustee.

                    This bond is not assignable or transferable except as set forth under Section 405 of the Note Indenture or in the supplemental indenture relating to the Notes, or, subject to compliance with applicable law, as may be involved in the course of the exercise of rights and remedies consequent upon an Event of Default under the Note Indenture. Any such transfer shall be made by the registered holder hereof, in person or by his attorney duly authorized in writing, on the books of the Company kept at its office or agency in the Borough of Manhattan, The City and State of New York, upon surrender and cancellation of this bond, and thereupon, a new registered bond of the same series of authorized denominations for a like aggregate principal amount will be issued to the transferee in exchange therefor, and this bond with others in like form may in like manner be exchanged for one or more new bonds of the same series of other authorized denominations, but of the same aggregate principal amount, all as provided and upon the terms and conditions set forth in the Indenture, and upon payment, in any event, of the charges prescribed in the Indenture.

                    From and after the Release Date (as defined in the Note Indenture), the bonds of 2005 Series DT shall be deemed fully paid, satisfied and discharged and the obligation of the Company thereunder shall be terminated. On the Release Date, the bonds of 2005 Series DT shall be surrendered to and cancelled by the Trustee. The Company covenants and agrees that, prior to the Release Date, it will not take any action that would cause the outstanding principal amount of the bond of 2005 Series DT to be less than the then outstanding principal amount of the Notes.

                    No recourse shall be had for the payment of the principal of or the interest on this bond, or for any claim based hereon or otherwise in respect hereof or of the Indenture, or of any indenture supplemental thereto, against any incorporator, or against any past, present or future stockholder, director or officer, as such, of the Company, or of any predecessor or successor corporation, either directly or through the Company or any such predecessor or successor corporation, whether for amounts unpaid on stock subscriptions or by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise howsoever; all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released by every holder or owner hereof, as more fully provided in the Indenture.

                    This bond shall not be valid or become obligatory for any purpose until J.P. Morgan Trust Company, National Association, the Trustee under the Indenture, or its successor thereunder, shall have signed the form of certificate endorsed hereon.

                             IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY has
                    caused this instrument to be executed by an authorized officer, with his manual or facsimile signatures, and its corporate seal, or a facsimile thereof, to be impressed or imprinted hereon and the same to be attested by its Corporate Secretary or Assistant Corporate Secretary by manual or facsimile signature.

                    Dated:  _____________

                                              THE DETROIT EDISON COMPANY

                                              By: AUTHORIZED OFFICER


                    [SEAL]

                    Attest:  AUTHORIZED OFFICER

                                   [FORM OF TRUSTEE'S CERTIFICATE]

FORM OF TRUSTEE'S   This bond is one of the bonds, of the series designated
CERTIFICATE.        therein, described in the within-mentioned Indenture.

                                              J.P. MORGAN TRUST COMPANY,
                                              NATIONAL ASSOCIATION as Trustee

                                              By __________________
                                                 Authorized Officer

                                              PART II.

                                      RECORDING AND FILING DATA

RECORDING AND       The Original Indenture and indentures supplemental thereto
FILING OF           have been recorded and/or filed and Certificates of
ORIGINAL            Provision for Payment have been recorded as hereinafter set
INDENTURE.          forth.

                    The Original Indenture has been recorded as a real estate mortgage and filed as a chattel Mortgage in the offices of the respective Registers of Deeds of certain counties in the State of Michigan as set forth in the Supplemental Indenture dated as of September 1, 1947, has been recorded as a real estate mortgage in the office of the Register of Deeds of Genesee County, Michigan as set forth in the Supplemental Indenture dated as of May 1, 1974, has been filed in the Office of the Secretary of State of Michigan on November 16, 1951 and has been filed and recorded in the office of the Interstate Commerce Commission on December 8, 1969.

RECORDING AND       Pursuant to the terms and provisions of the Original
FILING OF           Indenture, indentures supplemental thereto heretofore
SUPPLEMENTAL        entered into have been Recorded as a real estate mortgage
INDENTURES.         and/or filed as a chattel mortgage or as a financing
                    statement in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, the Office of the Secretary of State of Michigan and the Office of the Interstate Commerce Commission, as set forth in supplemental indentures as follows:

                                                                      RECORDED AND/OR FILED AS
 SUPPLEMENTAL INDENTURE DATED                                         SET FORTH IN SUPPLEMENTAL
            AS OF:                 PURPOSE OF SUPPLEMENTAL INDENTURE   INDENTURE DATED AS OF:
-------------------------------    ---------------------------------  -------------------------
June 1, 1925(a)(b).............    Series B Bonds                     February 1, 1940
August 1, 1927(a)(b)...........    Series C Bonds                     February 1, 1940
February 1, 1931(a)(b).........    Series D Bonds                     February 1, 1940
June 1, 1931(a)(b).............    Subject Properties                 February 1, 1940
October 1, 1932(a)(b)..........    Series E Bonds                     February 1, 1940
September 25, 1935(a)(b).......    Series F Bonds                     February 1, 1940
September 1, 1936(a)(b)........    Series G Bonds                     February 1, 1940
November 1, 1936(a)(b).........    Subject Properties                 February 1, 1940
February 1, 1940(a)(b).........    Subject Properties                 September 1, 1947
December 1, 1940(a)(b).........    Series H Bonds and Additional      September 1, 1947
                                   Provisions
September 1, 1947(a)(b)(c).....    Series I Bonds, Subject            November 15, 1951
                                   Properties and Additional
                                   Provisions
March 1, 1950(a)(b)(c).........    Series J Bonds and Additional      November 15, 1951
                                   Provisions
November 15, 1951(a)(b)(c).....    Series K Bonds Additional          January 15, 1953
                                   Provisions and Subject Properties
January 15, 1953(a)(b).........    Series L Bonds                     May 1, 1953

                                                                      RECORDED AND/OR FILED AS
 SUPPLEMENTAL INDENTURE DATED                                         SET FORTH IN SUPPLEMENTAL
            AS OF:                 PURPOSE OF SUPPLEMENTAL INDENTURE   INDENTURE DATED AS OF:
-------------------------------    ---------------------------------  -------------------------
May 1, 1953(a).................    Series M Bonds and Subject         March 15, 1954
                                   Properties
March 15, 1954(a)(c)...........    Series N Bonds and Subject         May 15, 1955
                                   Properties
May 15, 1955(a)(c).............    Series O Bonds and Subject         August 15, 1957
                                   Properties
August 15, 1957(a)(c)..........    Series P Bonds Additional          June 1, 1959
                                   Provisions and Subject Properties
June 1, 1959(a)(c).............    Series Q Bonds and Subject         December 1, 1966
                                   Properties
December 1, 1966(a)(c).........    Series R Bonds Additional          October 1, 1968
                                   Provisions and Subject Properties
October 1, 1968(a)(c)..........    Series S Bonds and Subject         December 1, 1969
                                   Properties
December 1, 1969(a)(c).........    Series T Bonds and Subject         July 1, 1970
                                   Properties
July 1, 1970(c)................    Series U Bonds and Subject         December 15, 1970
                                   Properties
December 15, 1970(c)...........    Series V and Series W Bonds        June 15, 1971
June 15, 1971(c)...............    Series X Bonds and Subject         November 15, 1971
                                   Properties
November 15, 1971(c)...........    Series Y Bonds and Subject         January 15, 1973
                                   Properties
January 15, 1973(c)............    Series Z Bonds and Subject         May 1, 1974
                                   Properties
May 1, 1974....................    Series AA Bonds and Subject        October 1, 1974
                                   Properties
October 1, 1974................    Series BB Bonds and Subject        January 15, 1975
                                   Properties
January 15, 1975...............    Series CC Bonds and Subject        November 1, 1975
                                   Properties
November 1, 1975...............    Series DDP Nos. 1-9 Bonds and      December 15, 1975
                                   Subject Properties
December 15, 1975..............    Series EE Bonds and Subject        February 1, 1976
                                   Properties
February 1, 1976...............    Series FFR Nos. 1-13 Bonds         June 15, 1976
June 15, 1976..................    Series GGP Nos. 1-7 Bonds and      July 15, 1976
                                   Subject Properties
July 15, 1976..................    Series HH Bonds and Subject        February 15, 1977
                                   Properties
February 15, 1977..............    Series MMP Bonds and Subject       March 1, 1977
                                   Properties

                                                                      RECORDED AND/OR FILED AS
 SUPPLEMENTAL INDENTURE DATED                                         SET FORTH IN SUPPLEMENTAL
            AS OF:                 PURPOSE OF SUPPLEMENTAL INDENTURE   INDENTURE DATED AS OF:
-------------------------------    ---------------------------------  -------------------------
March 1, 1977..................    Series IIP Nos. 1-7 Bonds, Series  June 15, 1977
                                   JJP Nos. 1-7 Bonds, Series KKP
                                   Nos. 1-7 Bonds and Series LLP
                                   Nos. 1-7 Bonds
June 15, 1977..................    Series FFR No. 14 Bonds and        July 1, 1977
                                   Subject Properties
July 1, 1977...................    Series NNP Nos. 1-7 Bonds and      October 1, 1977
                                   Subject Properties
October 1, 1977................    Series GGP Nos. 8-22 Bonds and     June 1, 1978
                                   Series OOP Nos. 1-17 Bonds and
                                   Subject Properties
June 1, 1978...................    Series PP Bonds, Series QQP Nos.   October 15, 1978
                                   1-9 Bonds and Subject Properties
October 15, 1978...............    Series RR Bonds and Subject        March 15, 1979
                                   Properties
March 15, 1979.................    Series SS Bonds and Subject        July 1, 1979
                                   Properties
July 1, 1979...................    Series IIP Nos. 8-22 Bonds,        September 1, 1979
                                   Series NNP Nos. 8-21 Bonds and
                                   Series TTP Nos. 1-15 Bonds and
                                   Subject Properties
September 1, 1979..............    Series JJP No. 8 Bonds, Series     September 15, 1979
                                   KKP No. 8 Bonds, Series LLP Nos.
                                   8-15 Bonds, Series MMP No. 2
                                   Bonds and Series OOP No. 18 Bonds
                                   and Subject Properties
September 15, 1979.............    Series UU Bonds                    January 1, 1980
January 1, 1980................    1980 Series A Bonds and Subject    April 1, 1980
                                   Properties
April 1, 1980                      1980 Series B Bonds                August 15, 1980
August 15, 1980................    Series QQP Nos. 10-19 Bonds, 1980  August 1, 1981
                                   Series CP Nos. 1-12 Bonds and
                                   1980 Series DP No. 1-11 Bonds and
                                   Subject Properties
August 1, 1981.................    1980 Series CP Nos. 13-25 Bonds    November 1, 1981
                                   and Subject Properties
November 1, 1981...............    1981 Series AP Nos. 1-12 Bonds     June 30, 1982
June 30, 1982..................    Article XIV Reconfirmation         August 15, 1982
August 15, 1982................    1981 Series AP Nos. 13-14 and      June 1, 1983
                                   Subject Properties
June 1, 1983...................    1981 Series AP Nos. 15-16 and      October 1, 1984
                                   Subject Properties
October 1, 1984................    1984 Series AP and 1984 Series BP  May 1, 1985
                                   Bonds and Subject Properties

                                                                      RECORDED AND/OR FILED AS
 SUPPLEMENTAL INDENTURE DATED                                         SET FORTH IN SUPPLEMENTAL
            AS OF:                 PURPOSE OF SUPPLEMENTAL INDENTURE   INDENTURE DATED AS OF:
-------------------------------    ---------------------------------  -------------------------
May 1, 1985....................    1985 Series A Bonds                May 15, 1985
May 15, 1985...................    1985 Series B Bonds and Subject    October 15, 1985
                                   Properties
October 15, 1985...............    Series KKP No. 9 Bonds and         April 1, 1986
                                   Subject Properties
April 1, 1986..................    1986 Series A and Subject          August 15, 1986
                                   Properties
August 15, 1986................    1986 Series B and Subject          November 30, 1986
                                   Properties
November 30, 1986..............    1986 Series C                      January 31, 1987
January 31, 1987...............    1987 Series A                      April 1, 1987
April 1, 1987..................    1987 Series B and 1987 Series C    August 15, 1987
August 15, 1987................    1987 Series D and 1987 Series E    November 30, 1987
                                   and Subject Properties
November 30, 1987..............    1987 Series F                      June 15, 1989
June 15, 1989..................    1989 Series A                      July 15, 1989
July 15, 1989..................    Series KKP No. 10                  December 1, 1989
December 1, 1989...............    Series KKP No. 11 and 1989 Series  February 15, 1990
                                   BP
February 15, 1990..............    1990 Series A, 1990 Series B,      November 1, 1990
                                   1990 Series C, 1990 Series D,
                                   1990 Series E and 1990 Series F
November 1, 1990...............    Series KKP No. 12                  April 1, 1991
April 1, 1991..................    1991 Series AP                     May 1, 1991
May 1, 1991....................    1991 Series BP and 1991 Series CP  May 15, 1991
May 15, 1991...................    1991 Series DP                     September 1, 1991
September 1, 1991..............    1991 Series EP                     November 1, 1991
November 1, 1991...............    1991 Series FP                     January 15, 1992
January 15, 1992...............    1992 Series BP                     February 29, 1992 and
                                                                      April 15, 1992
February 29, 1992..............    1992 Series AP                     April 15, 1992
April 15, 1992.................    Series KKP No. 13                  July 15, 1992
July 15, 1992..................    1992 Series CP                     November 30, 1992
July 31, 1992..................    1992 Series D                      November 30, 1992
November 30, 1992..............    1992 Series E and 1993 Series D    March 15, 1993
December 15, 1992..............    Series KKP No. 14 and 1989 Series  March 15, 1992
                                   BP No. 2

January 1, 1993................    1993 Series C                      April 1, 1993
March 1, 1993..................    1993 Series E                      June 30, 1993
March 15, 1993.................    1993 Series D                      September 15, 1993
April 1, 1993..................    1993 Series FP and 1993 Series IP  September 15, 1993
April 26, 1993.................    1993 Series G and Amendment of     September 15, 1993
                                   Article II, Section 5

May 31, 1993...................    1993 Series J                      September 15, 1993

                                                                      RECORDED AND/OR FILED AS
 SUPPLEMENTAL INDENTURE DATED                                         SET FORTH IN SUPPLEMENTAL
            AS OF:                 PURPOSE OF SUPPLEMENTAL INDENTURE   INDENTURE DATED AS OF:
-------------------------------    ---------------------------------  -------------------------
September 15, 1993.............    1993 Series K                      March 1, 1994
March 1, 1994..................    1994 Series AP                     June 15, 1994
June 15, 1994.........             1994 Series BP                     December 1, 1994
August 15, 1994................    1994 Series C                      December 1, 1994
December 1, 1994...............    Series KKP No. 15 and 1994 Series  August 1, 1995
                                   DP
August 1, 1995.................    1995 Series AP and 1995 Series DP  August 1, 1999

-----------
(a) See Supplemental Indenture dated as of July 1, 1970 for Interstate Commerce Commission filing and recordation information.

(b) See Supplemental Indenture dated as of May 1, 1953 for Secretary of State of Michigan filing information.

(c) See Supplemental Indenture dated as of May 1, 1974 for County of Genesee, Michigan recording and filing information.

RECORDING OF        All the bonds of Series A which were issued under the
CERTIFICATES OF     Original Indenture dated as of October 1, 1924, and of
PROVISION FOR       Series B, C, D, E, F, G, H, I, J, K, L, M, N, O, P, Q, R, S,
PAYMENT.            W, Y, Z, AA, BB, CC, DDP Nos. 1-9, FFR Nos. 1-14, GGP Nos.
                    1-22, HH, IIP Nos. 1-22, JJP Nos. 1-8, KKP Nos. 1-9, LLP
                    Nos. 1-15, NNP Nos. 1-21, OOP Nos. 1-18, QQP Nos. 1-17, TTP
                    Nos. 1-15, UU, 1980 Series A, 1980 Series CP Nos. 1-25, 1980
                    Series DP Nos. 1-11, 1981 Series AP Nos. 1-16, 1984 Series
                    AP, 1984 Series BP, 1985 Series A, 1985 Series B, 1987
                    Series A, PP, RR, EE, MMP, MMP No. 2, 1989 Series A, 1990
                    Series A, 1993 Series D, 1993 Series G and 1993 Series H which were issued under Supplemental Indentures dated as of, respectively, June 1, 1925, August 1, 1927, February 1,
                    1931, October 1, 1932, September 25, 1935, September 1,
                    1936, December 1, 1940, September 1, 1947, November 15,
                    1951, January 15, 1953, May 1, 1953, March 15, 1954, May 15,
                    1955, August 15, 1957, December 15, 1970, November 15, 1971,
                    January 15, 1973, May 1, 1974, October 1, 1974, January 15,
                    1975, November 1, 1975, February 1, 1976, June 15, 1976,
                    July 15, 1976, October 1, 1977, March 1, 1977, July 1, 1979,
                    March 1, 1977, March 1, 1977, March 1, 1977, September 1,
                    1979, July 1, 1977, July 1, 1979, September 15, 1979,
                    October 1, 1977, June 1, 1978, October 1, 1977, July 1,
                    1979, January 1, 1980, August 15, 1980, November 1, 1981,
                    October 1, 1984 May 1, 1985, May 15, 1985, January 31, 1987,
                    June 1, 1978, October 15, 1978, December 15, 1975, February
                    15, 1977, September 1, 1979, June 15, 1989, February 15,
                    1990, March 15, 1993, April 26, 1992 and September 15, 1992
                    have matured or have been called for redemption and funds sufficient for such payment or redemption have been irrevocably deposited with the Trustee for that purpose; and Certificates of Provision for Payment have been recorded in the offices of the respective Registers of Deeds of certain counties in the State of Michigan, with respect to all bonds of Series A, B, C, D, E, F, G, H, K, L, M, O, W, BB, CC, DDP
                    Nos. 1 and 2, FFR Nos. 1-3, GGP Nos. 1 and 2, IIP No. 1, JJP
                    No. 1, KKP No. 1, LLP No. 1 and GGP No. 8.

                                           PART III.

                                          THE TRUSTEE.

TERMS AND           The Trustee hereby accepts the trust hereby declared and
CONDITIONS OF       provided, and agrees to perform the same upon the terms and
ACCEPTANCE OF       conditions in the Original Indenture, as amended to date and
TRUST BY TRUSTEE.   as supplemented by this Supplemental Indenture, and in this
                    Supplemental Indenture set forth, and upon the following terms and conditions:

                    The Trustee shall not be responsible in any manner whatsoever for and in respect of the validity or sufficiency of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                                           PART IV.

                                        MISCELLANEOUS.

CONFIRMATION OF     Except to the extent specifically provided therein, no
SECTION 318(c) OF provision of this Supplemental Indenture or any future TRUST INDENTURE ACT.supplemental indenture is intended to modify, and the parties do hereby adopt and confirm, the provisions of
                    Section 318(c) of the Trust Indenture Act which amend and supersede provisions of the Indenture in effect prior to November 15, 1990.

EXECUTION IN        THIS SUPPLEMENTAL INDENTURE MAY BE SIMULTANEOUSLY EXECUTED
COUNTERPARTS.       IN ANY NUMBER OF COUNTERPARTS, EACH OF WHICH WHEN SO
                    EXECUTED SHALL BE DEEMED TO BE AN ORIGINAL; BUT SUCH
                    COUNTERPARTS SHALL TOGETHER CONSTITUTE BUT ONE AND THE SAME
                    INSTRUMENT.

TESTIMONIUM.        IN WITNESS WHEREOF, THE DETROIT EDISON COMPANY AND J.P.
                    MORGAN TRUST COMPANY, NATIONAL ASSOCIATION HAVE CAUSED THESE
                    PRESENTS TO BE SIGNED IN THEIR RESPECTIVE CORPORATE NAMES BY
                    THEIR RESPECTIVE CHAIRMEN OF THE BOARD, PRESIDENTS, VICE
                    PRESIDENTS, ASSISTANT VICE PRESIDENTS, TREASURERS OR
                    ASSISTANT TREASURERS AND IMPRESSED WITH THEIR RESPECTIVE
                    CORPORATE SEALS, ATTESTED BY THEIR RESPECTIVE SECRETARIES OR
                    ASSISTANT SECRETARIES, ALL AS OF THE DAY AND YEAR FIRST
                    ABOVE WRITTEN.

EXECUTION BY                               THE DETROIT EDISON COMPANY,
COMPANY.

                                           By: /s/ Paul A. Stadnikia
                                              __________________________________
(Corporate Seal)                              Name: Paul A. Stadnikia
                                              Title: Assistant Treasurer

                    Attest:

                    By: /s/ Sandra K. Ennis
                       _________________________________
                    Name: Sandra K. Ennis
                    Title: Corporate Secretary

                    Signed, sealed and delivered by
                    THE DETROIT EDISON COMPANY,
                    in the presence of

                    /s/ Anthony G. Morrow
                    _____________________________
                    Name: Anthony G. Morrow

                    /s/ Stephanie V. Washio
                    _____________________________
                    Name: Stephanie V. Washio

                    STATE OF MICHIGAN            )
                                                 ) SS
                    COUNTY OF WAYNE              )

ACKNOWLEDGMENT OF   On this 1st day of August 2005, before me, the subscriber, a
EXECUTION BY        Notary Public within and for the County of Macomb, in the
COMPANY.            State of Michigan, acting in the County of Wayne, personally appeared Paul A. Stadnikia, to me personally known, who, being by me duly sworn, did say that he does business at 2000 2nd Avenue, Detroit, Michigan 48226 and is the
                    Assistant Treasurer of THE DETROIT EDISON COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said
                    Paul A. Stadnikia acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)     /s/ Nancy Jo Wilk-Stasyk
                    ____________________________________________
                    Nancy Jo Wilk-Stasyk, Notary Public
                    County of Macomb, State of Michigan
                    My Commission Expires: March 19, 2011
                    Acting in County of Wayne

EXECUTION BY                               J.P. MORGAN TRUST COMPANY,
TRUSTEE.                                   NATIONAL ASSOCIATION

                                           By: /s/ J. Michael Banas
                                              __________________________________
(Corporate Seal)                              Name: J. Michael Banas
                                              Title: Vice President

                    Attest:

                    By: /s/ Alexis M. Johnson
                       _________________________________
                    Name: Alexis M. Johnson
                    Title: Authorized Officer

                    Signed, sealed and delivered by

                    J.P. MORGAN TRUST COMPANY,
                    NATIONAL ASSOCIATION,
                    in the presence of

                    /s/ Patrick F. McGow
                    _______________________
                    Name: Patrick F. McGow

                    /s/ Diane E. Cranmer
                    _______________________
                    Name: Diane E. Cranmer

                    STATE OF MICHIGAN            )
                                                 ) SS
                    COUNTY OF WAYNE              )

ACKNOWLEDGMENT OF   On this 16th day of August 2005, before me, the subscriber,
EXECUTION BY        a Notary Public within and for the County of Oakland,
TRUSTEE.            in the State of Michigan, acting in the County of Wayne,
                    personally appeared J. Michael Banas, to me personally known, who, being by me duly sworn, did say that his business office is located at 611 Woodward Avenue, Detroit, Michigan 48226, and he is Vice President of J.P. MORGAN
                    TRUST COMPANY, NATIONAL ASSOCIATION, one of the corporations described in and which executed the foregoing instrument;
                    that he knows the corporate seal of the said corporation and that the seal affixed to said instrument is the corporate seal of said corporation; and that said instrument was signed and sealed in behalf of said corporation by authority of its Board of Directors and that he subscribed his name thereto by like authority; and said J. Michael Banas acknowledged said instrument to be the free act and deed of said corporation.

(Notarial Seal)     Glenda P. Evans
                    ------------------------------------------
                                       , Notary Public
                    County of Oakland, State of Michigan
                    My Commission Expires: March 25, 2008
                    Acting in County of Wayne

                    STATE OF MICHIGAN            )
                                                 ) SS
                    COUNTY OF WAYNE              )

AFFIDAVIT AS TO     Paul A. Stadnikia, being duly sworn, says: that he is the
CONSIDERATION       Assistant Treasurer of THE DETROIT EDISON COMPANY, the
AND GOOD FAITH.     Mortgagor named in the foregoing instrument, and that he has knowledge of the facts in regard to the making of said instrument and of the consideration therefor; that the consideration for said instrument was and is actual and adequate, and that the same was given in good faith for the purposes in such instrument set forth.

                    /s/ Paul A. Stadnikia
                    -----------------------------------
                    Name: Paul A. Stadnikia
                    Title: Assistant Treasurer
                    The Detroit Edison Company

                    Sworn to before me this 1st day of
                    August 2005

(Notarial Seal)     /s/ Nancy Jo Wilk-Stasyk
                    -----------------------------------
                    Nancy Jo Wilk-Stasyk, Notary Public
                    County of Macomb, State of Michigan
                    My Commission Expires: March 19, 2011
                    Acting in County of Wayne

                         This instrument was drafted by:
                             Anthony G. Morrow, Esq.

                            When recorded return to:
                               Stephanie V. Washio
                                 2000 2nd Avenue
                                     688 WCB
                             Detroit, Michigan 48226